United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

ISRAEL ACQUISITIONS CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41593	87-3587394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	ISRLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ISRL	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ISRLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on May 28, 2025, Israel Acquisitions Corp. (the “Company”) received a deficiency letter (the “MVLS Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, based on the market value of listed securities for the previous 30 consecutive business days, the listing of the Company’s securities was not in compliance with Nasdaq Listing Rule 5450(b)(2)(A) to maintain a minimum market value of listed securities of at least $50 million (the “MVLS Requirement”). In accordance with Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until November 24, 2025, to regain compliance with the Rule.

The Staff determined that the Company has not regained compliance with the MVLS Requirement. As a result, on November 25, 2025, the Company received a delist determination letter from the Staff (the “Nasdaq Notice”) advising the Company that the Staff had determined that the Company had not satisfied the conditions set forth in the Staff’s MVLS Notice to regain compliance with the MVLS Requirement. Accordingly, the Staff indicated that unless the Company requests a hearing panel appeal of the delist determination by December 2, 2025, its securities would be delisted on December 4, 2025.

In connection with the delisting and suspension, Nasdaq has advised that it will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934 on Form 25-NSE with the SEC after the applicable Nasdaq review and appeal periods have lapsed.

Following suspension of trading on Nasdaq, the Company’s common stock, units and warrants will be eligible to trade on the OTC Markets under the tickers “ISRL,” “ISRLU,” and “ISRLW,” respectively. There may be a very limited market in which the Company’s securities are traded, and the trading price of the Company’s securities may be adversely affected. The Company can provide no assurance that its securities will continue to trade on this market, whether broker-dealers will continue to provide public quotes of its securities on this market, or whether the trading volume of its securities will be sufficient to provide for an efficient trading market for existing and potential holders of its securities.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to complete the announced business combination pursuant to that certain Business Combination Agreement, dated as of January 26, 2025 (as amended, the “Business Combination Agreement”), by and among the Company and Gadfin Ltd. (“Gadfin”), with Gadfin Regev Holdings Ltd. (“NewPubco”) to serve as the combined company upon closing (such transactions contemplated by the Business Combination Agreement, the “Business Combination”) as described in the Company’s Current Report on Form 8-K filed on January 27, 2025. In connection therewith, the Company and Gadfin plan to apply to have NewPubco’s securities listed on the Nasdaq following the consummation of the Business Combination.

Important Information and Where to Find It

Additional information about the Business Combination, including a copy of the Business Combination Agreement, is disclosed in the Current Report on Form 8-K that ISRL filed with the SEC on January 27, 2025 and is available at www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://israelacquisitionscorp.com/ or upon written request to the Company, 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas, 78738. In connection with the Business Combination, the Company confidentially submitted the a registration statement on Form F-4, which includes a preliminary proxy statement/prospectus, with the SEC. The definitive proxy statement/prospectus will be sent to the shareholders of the Company. The Company and Gadfin also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the definitive proxy statement/prospectus, when available, and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward Looking Statements

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may generally be identified by terminology such as “will,” “shall,” “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “projects,” “contemplates,” “predicts,” “continue,” “potential” or the negative of these terms or other similar words or expressions that predict or indicate future events or trends that are not statements of historical matters. These statements are only predictions. The Company and Gadfin have based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of the Company’s and Gadfin’s control. Actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the expected filing of the Form 25-NSE by Nasdaq; (ii) the Company’s expectations that its securities will be eligible to trade on the OTC Markets, and the Company’s expectations regarding the impact of its securities trading on the OTC Markets; (iii) the Company’s ability to have the combined company’s securities listed on Nasdaq following the Business Combination; (iv) risks associated with the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied or waived within the expected timeframe or at all or that the closing of the proposed transactions will not occur; (v) the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transactions; and (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transactions. More information on potential factors that could affect the Company’s or Gadfin’s financial results is included from time to time in the Company’s public reports filed with the SEC that are available on the SEC’s website at www.sec.gov, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All of the forward-looking statements made in this Current Report on Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither the Company nor Gadfin can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company and Gadfin undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of an unanticipated event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2025

ISRAEL ACQUISITIONS CORP.

By:	/s/ Ziv Elul
Name:	Ziv Elul
Title:	Chief Executive Officer and Director